DUNHAM FUNDSSM When Performance Counts

SUMMARY PROSPECTUS

February 28, 2019

Dunham Small Cap Growth Fund

Class A (DADGX)

Class C (DCDGX)

Class N (DNDGX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 28, 2019, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/SmallCapGrowth. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to maximize capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 93 of the Fund's Prospectus and in How to Buy and Sell Shares on page 92 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.59%	1.59%	1.59%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.36%	0.36%	0.36%
Total Annual Fund Operating Expenses (1)	2.20%	2.95%	1.95%
(1)	Through a commission recapture arrangement a portion of the Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reduction been taken into account “Total Annual Fund Operating Expenses” for each class would have been as follows: Class A – 2.19%, Class C – 2.94% and Class N – 1.94%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$785	$1,224	$1,687	$2,963
Class C	$298	$913	$1,552	$3,271
Class N	$198	$612	$1,052	$2,275

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 190% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objective by investing primarily in domestic growth-oriented, small-capitalization or “small-cap” common stocks of companies traded on U.S. stock exchanges or in the over-the-counter market using its proprietary stock selection process. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in small cap companies. The Fund defines small capitalization companies as those companies whose market capitalizations are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. For the most recent annual reconstitution published as of June 2018, the maximum market capitalization of companies in the Russell 2000® Index was approximately $6.7 billion, which will vary daily. The Sub-Adviser attempts to invest in companies trading at a discount to their growth rate.

In general, the Sub-Adviser buys securities of companies that it identifies as having a product or service with a superior value proposition coupled with a positive business outlook when it believes shares in those companies are attractively priced. The Sub-Adviser sells securities to limit overconcentration in individual stocks, to take advantage of attractive price level valuations and to remove those companies with eroding or less attractive value propositions. The Fund’s Sub-Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objectives.

The Fund may also engage in securities lending.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund's net asset value and performance.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser's judgments about the attractiveness, "growth" potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

Portfolio Turnover Risk – A higher portfolio turnover will result in higher transactional and brokerage costs and may result in higher taxes when Fund shares are held in a taxable account.

Securities Lending Risk – The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

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Small Capitalization Risk – The Fund's investments in small cap companies carry more risks than investments in larger companies. Small cap companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

Software Industry Risk – Technological developments, fixed-rate pricing and the ability to attract and retain skilled employees can significantly affect the software industry. The success of companies in the industry is also subject to the continued demand for internet services.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund's investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund's Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 18.25% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.51% (quarter ended December 31, 2018).

Dunham Small Cap Growth Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Class N Shares
return before taxes	-3.82%	5.92%	13.51%
return after taxes on distributions	-10.39%	2.52%	11.10%
return after taxes on distributions and sale of Fund shares	-0.24%	3.79%	10.79%
Class C Shares
return before taxes	-4.82%	4.85%	12.37%
Class A Shares
return before taxes	-9.61%	4.41%	12.56%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-9.31%	5.13%	13.52%
Morningstar Small Cap Growth Category (return before taxes)*	-5.76%	5.12%	13.36%

* The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

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Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Pier Capital, LLC (“Pier Capital” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: Alex Yakirevich, Chief Investment Officer and President, has served the Sub-Adviser in this capacity since 2015. He is responsible for day-to-day management of the Fund and has served the Fund as Portfolio Manager since December 2008. Mr. Yakirevich joined Pier Capital in 2004 as an analyst.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts and certain tax efficient accounts is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund's website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17645 Wright Street, Ste. 200
Omaha, NE 68154	Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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